UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2011

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sale of Equity Securities.

On January 21, 2011, Gryphon Gold Corporation (the “Registrant”) closed the private placement announced on January 5, 2011 and issued 6,500,000 units at a purchase price of Cdn.$0.20 per unit for gross proceeds to the Registrant of Cdn.$1,300,000.  Each unit consists of one share of common stock of the Registrant and one half of one common stock purchase warrant.  Each whole common stock purchase warrant is exercisable for a period of two years from the date of closing of the private placement to purchase one additional share of common stock of the Registrant at an exercise price of US$0.30.  The units were offered for sale directly by the Registrant.  In connection with the private placement, the Registrant has paid qualified registered dealers cash commissions in the aggregate amount of Cdn.$69,161.  The proceeds of the private placement will be applied to fund the continuation of the Registrant’s exploration and development program and for general corporate purposes.

The units were placed within the United States solely to “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D and outside the United States pursuant to an exemption from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S.  In determining the availability of this exemption, the Registrant relied on representations made by the investors in the subscription agreements pursuant to which the units were purchased.

Item 7.01	Regulation FD Disclosure.

On January 21, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the closing of the private placement.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01           Exhibits.

Exhibit	Description
99.1	Press Release dated January 21, 2011*

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: January 25, 2011	By: /s/ John L. Key_____________________ John L. Key Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 21, 2011*

* The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.